UBS		Cmoproj
Fixed Income Research	MAST0312A 30 year 5.7	5:35:29 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	24,311,004.00	5.25000	24	1.000000		-1.0000

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
	5.2500	12/30/03	30 year	5.70	238.00	250.0PSA	101:11

Price	PSA 50	PSA 100	PSA 200	PSA 250	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
100:27	5.139	5.115	5.064	5.038	5.011	4.958	4.906	4.805	4.663
100:28	5.135	5.110	5.058	5.031	5.004	4.949	4.896	4.792	4.647
100:29	5.130	5.105	5.051	5.024	4.996	4.940	4.885	4.779	4.630
100:30	5.126	5.100	5.045	5.017	4.988	4.931	4.875	4.766	4.613
100:31	5.122	5.095	5.039	5.010	4.981	4.922	4.865	4.753	4.597
101:00	5.117	5.090	5.033	5.003	4.973	4.913	4.854	4.740	4.580
101:01	5.113	5.085	5.026	4.996	4.965	4.904	4.844	4.727	4.563
101:02	5.109	5.080	5.020	4.989	4.958	4.895	4.834	4.714	4.547
101:03	5.104	5.075	5.014	4.982	4.950	4.886	4.823	4.701	4.530
101:04	5.100	5.070	5.007	4.975	4.942	4.877	4.813	4.688	4.513
101:05	5.096	5.065	5.001	4.968	4.935	4.868	4.802	4.675	4.497
101:06	5.091	5.060	4.995	4.961	4.927	4.859	4.792	4.662	4.480
101:07	5.087	5.055	4.989	4.954	4.920	4.850	4.782	4.649	4.463
101:08	5.083	5.050	4.982	4.947	4.912	4.841	4.771	4.636	4.447
101:09	5.078	5.045	4.976	4.940	4.904	4.832	4.761	4.623	4.430
101:10	5.074	5.040	4.970	4.933	4.897	4.823	4.751	4.610	4.414
101:11	5.070	5.035	4.963	4.926	4.889	4.814	4.740	4.597	4.397
101:12	5.065	5.030	4.957	4.919	4.881	4.805	4.730	4.584	4.380
101:13	5.061	5.025	4.951	4.913	4.874	4.796	4.720	4.572	4.364
101:14	5.057	5.021	4.945	4.906	4.866	4.787	4.710	4.559	4.347
101:15	5.052	5.016	4.938	4.899	4.859	4.778	4.699	4.546	4.331
101:16	5.048	5.011	4.932	4.892	4.851	4.770	4.689	4.533	4.314
101:17	5.044	5.006	4.926	4.885	4.843	4.761	4.679	4.520	4.298
101:18	5.039	5.001	4.920	4.878	4.836	4.752	4.668	4.507	4.281
101:19	5.035	4.996	4.913	4.871	4.828	4.743	4.658	4.494	4.265
101:20	5.031	4.991	4.907	4.864	4.821	4.734	4.648	4.481	4.248
101:21	5.026	4.986	4.901	4.857	4.813	4.725	4.638	4.468	4.232
101:22	5.022	4.981	4.895	4.850	4.806	4.716	4.627	4.456	4.215
101:23	5.018	4.976	4.889	4.843	4.798	4.707	4.617	4.443	4.199
101:24	5.013	4.971	4.882	4.837	4.790	4.698	4.607	4.430	4.182
101:25	5.009	4.966	4.876	4.830	4.783	4.689	4.597	4.417	4.166
101:26	5.005	4.961	4.870	4.823	4.775	4.680	4.586	4.404	4.149
Avg Life	9.832	8.335	6.247	5.514	4.923	4.044	3.431	2.650	2.011
Duration	7.082	6.196	4.904	4.429	4.034	3.423	2.977	2.376	1.852
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/23	10/23	10/23	10/23	10/23	10/23	10/23	10/23	2/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312A 30 year 5.7	5:35:36 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A2	1,279,527.08	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.70	238.00	250.0PSA	99:27

Price	PSA 50	PSA 100	PSA 200	PSA 250	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
99:11	5.351	5.358	5.371	5.378	5.385	5.398	5.412	5.438	5.475
99:12	5.347	5.353	5.365	5.371	5.377	5.389	5.401	5.425	5.458
99:13	5.343	5.348	5.358	5.364	5.369	5.380	5.391	5.412	5.441
99:14	5.338	5.342	5.352	5.356	5.361	5.371	5.380	5.398	5.424
99:15	5.334	5.337	5.345	5.349	5.353	5.361	5.369	5.385	5.407
99:16	5.329	5.332	5.339	5.342	5.345	5.352	5.359	5.372	5.390
99:17	5.325	5.327	5.332	5.335	5.338	5.343	5.348	5.358	5.372
99:18	5.320	5.322	5.326	5.328	5.330	5.334	5.337	5.345	5.355
99:19	5.316	5.317	5.319	5.321	5.322	5.324	5.327	5.332	5.338
99:20	5.311	5.312	5.313	5.313	5.314	5.315	5.316	5.318	5.321
99:21	5.307	5.307	5.306	5.306	5.306	5.306	5.306	5.305	5.304
99:22	5.302	5.302	5.300	5.299	5.298	5.297	5.295	5.292	5.287
99:23	5.298	5.297	5.294	5.292	5.290	5.287	5.284	5.278	5.270
99:24	5.294	5.291	5.287	5.285	5.283	5.278	5.274	5.265	5.253
99:25	5.289	5.286	5.281	5.278	5.275	5.269	5.263	5.252	5.236
99:26	5.285	5.281	5.274	5.271	5.267	5.260	5.253	5.239	5.219
99:27	5.280	5.276	5.268	5.264	5.259	5.251	5.242	5.225	5.202
99:28	5.276	5.271	5.261	5.256	5.251	5.241	5.231	5.212	5.185
99:29	5.271	5.266	5.255	5.249	5.244	5.232	5.221	5.199	5.168
99:30	5.267	5.261	5.249	5.242	5.236	5.223	5.210	5.186	5.151
99:31	5.262	5.256	5.242	5.235	5.228	5.214	5.200	5.173	5.134
100:00	5.258	5.251	5.236	5.228	5.220	5.205	5.189	5.159	5.117
100:01	5.254	5.246	5.229	5.221	5.212	5.195	5.179	5.146	5.101
100:02	5.249	5.241	5.223	5.214	5.205	5.186	5.168	5.133	5.084
100:03	5.245	5.236	5.217	5.207	5.197	5.177	5.158	5.120	5.067
100:04	5.240	5.231	5.210	5.200	5.189	5.168	5.147	5.106	5.050
100:05	5.236	5.226	5.204	5.193	5.181	5.159	5.136	5.093	5.033
100:06	5.231	5.220	5.197	5.186	5.174	5.150	5.126	5.080	5.016
100:07	5.227	5.215	5.191	5.178	5.166	5.140	5.115	5.067	4.999
100:08	5.223	5.210	5.185	5.171	5.158	5.131	5.105	5.054	4.982
100:09	5.218	5.205	5.178	5.164	5.150	5.122	5.094	5.041	4.965
100:10	5.214	5.200	5.172	5.157	5.143	5.113	5.084	5.028	4.949
Avg Life	9.832	8.335	6.247	5.514	4.923	4.044	3.431	2.650	2.011
Duration	7.021	6.137	4.852	4.381	3.990	3.386	2.945	2.353	1.836
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/23	10/23	10/23	10/23	10/23	10/23	10/23	8/23	2/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312B 30 year 5.0	5:36:46 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	30,600,880.20	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	5.25	118.00	250.0PSA	99:23

Senior Bond, 99.00 percent of deal

Price	PSA 50	PSA 100	PSA 200	PSA 250	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
99:07	4.656	4.664	4.680	4.689	4.697	4.714	4.732	4.767	4.820
99:08	4.649	4.656	4.671	4.679	4.687	4.703	4.719	4.753	4.802
99:09	4.642	4.648	4.662	4.669	4.677	4.692	4.707	4.738	4.784
99:10	4.634	4.640	4.653	4.660	4.667	4.681	4.695	4.723	4.766
99:11	4.627	4.632	4.644	4.650	4.657	4.669	4.682	4.709	4.748
99:12	4.619	4.625	4.635	4.641	4.647	4.658	4.670	4.694	4.730
99:13	4.612	4.617	4.626	4.631	4.637	4.647	4.658	4.679	4.712
99:14	4.604	4.609	4.617	4.622	4.627	4.636	4.646	4.665	4.693
99:15	4.597	4.601	4.608	4.612	4.616	4.625	4.633	4.650	4.675
99:16	4.590	4.593	4.600	4.603	4.606	4.614	4.621	4.636	4.657
99:17	4.582	4.585	4.591	4.593	4.596	4.602	4.609	4.621	4.639
99:18	4.575	4.577	4.582	4.584	4.586	4.591	4.596	4.606	4.621
99:19	4.567	4.569	4.573	4.575	4.576	4.580	4.584	4.592	4.603
99:20	4.560	4.561	4.564	4.565	4.566	4.569	4.572	4.577	4.585
99:21	4.553	4.553	4.555	4.556	4.556	4.558	4.560	4.563	4.567
99:22	4.545	4.546	4.546	4.546	4.546	4.547	4.547	4.548	4.550
99:23	4.538	4.538	4.537	4.537	4.536	4.536	4.535	4.534	4.532
99:24	4.531	4.530	4.528	4.527	4.526	4.525	4.523	4.519	4.514
99:25	4.523	4.522	4.519	4.518	4.516	4.513	4.511	4.505	4.496
99:26	4.516	4.514	4.510	4.508	4.506	4.502	4.498	4.490	4.478
99:27	4.508	4.506	4.501	4.499	4.496	4.491	4.486	4.476	4.460
99:28	4.501	4.498	4.493	4.490	4.486	4.480	4.474	4.461	4.442
99:29	4.494	4.490	4.484	4.480	4.476	4.469	4.462	4.446	4.424
99:30	4.486	4.483	4.475	4.471	4.467	4.458	4.449	4.432	4.406
99:31	4.479	4.475	4.466	4.461	4.457	4.447	4.437	4.418	4.388
100:00	4.472	4.467	4.457	4.452	4.447	4.436	4.425	4.403	4.370
100:01	4.464	4.459	4.448	4.442	4.437	4.425	4.413	4.389	4.353
100:02	4.457	4.451	4.439	4.433	4.427	4.414	4.401	4.374	4.335
100:03	4.450	4.443	4.430	4.424	4.417	4.403	4.388	4.360	4.317
100:04	4.442	4.436	4.422	4.414	4.407	4.392	4.376	4.345	4.299
100:05	4.435	4.428	4.413	4.405	4.397	4.381	4.364	4.331	4.281
100:06	4.428	4.420	4.404	4.396	4.387	4.370	4.352	4.316	4.263
Avg Life	4.980	4.635	4.044	3.791	3.563	3.171	2.849	2.360	1.879
Duration	4.233	3.965	3.504	3.305	3.124	2.810	2.549	2.147	1.740
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/13	10/13	10/13	10/13	10/13	10/13	10/13	10/13	11/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:55:20 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	125,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	99:29

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
99:13	5.341	5.351	5.373	5.388	5.392	5.410	5.425	5.451	5.483
99:14	5.336	5.345	5.364	5.378	5.382	5.397	5.410	5.432	5.461
99:15	5.332	5.340	5.356	5.367	5.371	5.383	5.395	5.414	5.438
99:16	5.328	5.334	5.348	5.357	5.360	5.370	5.380	5.396	5.416
99:17	5.324	5.329	5.339	5.347	5.349	5.357	5.365	5.377	5.393
99:18	5.320	5.323	5.331	5.336	5.338	5.344	5.350	5.359	5.371
99:19	5.315	5.318	5.323	5.326	5.327	5.331	5.335	5.341	5.348
99:20	5.311	5.312	5.314	5.316	5.316	5.318	5.320	5.322	5.326
99:21	5.307	5.307	5.306	5.306	5.306	5.305	5.305	5.304	5.303
99:22	5.303	5.301	5.298	5.295	5.295	5.292	5.290	5.286	5.281
99:23	5.298	5.296	5.289	5.285	5.284	5.279	5.275	5.267	5.258
99:24	5.294	5.290	5.281	5.275	5.273	5.266	5.260	5.249	5.236
99:25	5.290	5.285	5.273	5.265	5.262	5.253	5.245	5.231	5.213
99:26	5.286	5.279	5.265	5.254	5.251	5.240	5.230	5.213	5.191
99:27	5.282	5.274	5.256	5.244	5.241	5.227	5.215	5.194	5.169
99:28	5.277	5.268	5.248	5.234	5.230	5.214	5.200	5.176	5.146
99:29	5.273	5.263	5.240	5.224	5.219	5.201	5.185	5.158	5.124
99:30	5.269	5.257	5.232	5.214	5.208	5.188	5.170	5.140	5.101
99:31	5.265	5.252	5.223	5.203	5.197	5.175	5.155	5.122	5.079
100:00	5.261	5.246	5.215	5.193	5.187	5.162	5.141	5.103	5.057
100:01	5.257	5.241	5.207	5.183	5.176	5.149	5.126	5.085	5.034
100:02	5.252	5.235	5.199	5.173	5.165	5.136	5.111	5.067	5.012
100:03	5.248	5.230	5.190	5.163	5.154	5.123	5.096	5.049	4.990
100:04	5.244	5.224	5.182	5.153	5.143	5.110	5.081	5.031	4.967
100:05	5.240	5.219	5.174	5.142	5.133	5.097	5.066	5.013	4.945
100:06	5.236	5.213	5.166	5.132	5.122	5.084	5.051	4.994	4.923
100:07	5.231	5.208	5.157	5.122	5.111	5.071	5.037	4.976	4.900
100:08	5.227	5.202	5.149	5.112	5.100	5.058	5.022	4.958	4.878
100:09	5.223	5.197	5.141	5.102	5.090	5.045	5.007	4.940	4.856
100:10	5.219	5.191	5.133	5.092	5.079	5.033	4.992	4.922	4.834
100:11	5.215	5.186	5.125	5.081	5.068	5.020	4.977	4.904	4.811
100:12	5.211	5.181	5.116	5.071	5.057	5.007	4.962	4.886	4.789
Avg Life	10.774	7.500	4.490	3.504	3.283	2.671	2.300	1.853	1.491
Duration	7.429	5.672	3.770	3.051	2.882	2.397	2.090	1.710	1.391
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	1/27	1/22	9/14	9/11	1/11	4/09	5/08	4/07	7/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:55:31 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A2	30,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	100:18

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
100:02	5.249	5.230	5.190	5.163	5.155	5.126	5.100	5.055	4.998
100:03	5.245	5.224	5.181	5.153	5.144	5.112	5.084	5.036	4.975
100:04	5.241	5.218	5.172	5.142	5.132	5.098	5.068	5.016	4.951
100:05	5.236	5.212	5.164	5.131	5.121	5.084	5.053	4.997	4.928
100:06	5.232	5.207	5.155	5.120	5.109	5.071	5.037	4.978	4.905
100:07	5.227	5.201	5.146	5.109	5.098	5.057	5.021	4.959	4.881
100:08	5.223	5.195	5.137	5.098	5.086	5.043	5.005	4.940	4.858
100:09	5.219	5.189	5.128	5.087	5.075	5.030	4.990	4.921	4.835
100:10	5.214	5.183	5.119	5.076	5.063	5.016	4.974	4.902	4.811
100:11	5.210	5.177	5.110	5.066	5.052	5.002	4.958	4.883	4.788
100:12	5.205	5.171	5.102	5.055	5.040	4.988	4.943	4.864	4.765
100:13	5.201	5.166	5.093	5.044	5.029	4.975	4.927	4.845	4.742
100:14	5.197	5.160	5.084	5.033	5.017	4.961	4.912	4.826	4.718
100:15	5.192	5.154	5.075	5.022	5.006	4.947	4.896	4.807	4.695
100:16	5.188	5.148	5.066	5.011	4.995	4.934	4.880	4.788	4.672
100:17	5.183	5.142	5.057	5.001	4.983	4.920	4.865	4.769	4.649
100:18	5.179	5.136	5.049	4.990	4.972	4.906	4.849	4.750	4.625
100:19	5.175	5.131	5.040	4.979	4.960	4.893	4.834	4.731	4.602
100:20	5.170	5.125	5.031	4.968	4.949	4.879	4.818	4.712	4.579
100:21	5.166	5.119	5.022	4.957	4.937	4.865	4.802	4.693	4.556
100:22	5.162	5.113	5.013	4.947	4.926	4.852	4.787	4.674	4.533
100:23	5.157	5.107	5.005	4.936	4.915	4.838	4.771	4.655	4.510
100:24	5.153	5.102	4.996	4.925	4.903	4.825	4.756	4.636	4.486
100:25	5.149	5.096	4.987	4.914	4.892	4.811	4.740	4.618	4.463
100:26	5.144	5.090	4.978	4.903	4.880	4.797	4.725	4.599	4.440
100:27	5.140	5.084	4.970	4.893	4.869	4.784	4.709	4.580	4.417
100:28	5.135	5.078	4.961	4.882	4.858	4.770	4.693	4.561	4.394
100:29	5.131	5.073	4.952	4.871	4.846	4.757	4.678	4.542	4.371
100:30	5.127	5.067	4.943	4.860	4.835	4.743	4.662	4.523	4.348
100:31	5.122	5.061	4.934	4.850	4.824	4.729	4.647	4.504	4.325
101:00	5.118	5.055	4.926	4.839	4.812	4.716	4.631	4.486	4.302
101:01	5.114	5.049	4.917	4.828	4.801	4.702	4.616	4.467	4.279
Avg Life	9.968	6.828	4.103	3.241	3.046	2.503	2.165	1.757	1.421
Duration	7.076	5.315	3.512	2.861	2.707	2.267	1.984	1.632	1.334
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	3/25	11/19	2/13	9/10	3/10	10/08	12/07	1/07	5/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:55:42 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A3	1,500,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	100:20

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
100:04	5.241	5.218	5.172	5.142	5.132	5.098	5.068	5.016	4.951
100:05	5.236	5.212	5.164	5.131	5.121	5.084	5.053	4.997	4.928
100:06	5.232	5.207	5.155	5.120	5.109	5.071	5.037	4.978	4.905
100:07	5.227	5.201	5.146	5.109	5.098	5.057	5.021	4.959	4.881
100:08	5.223	5.195	5.137	5.098	5.086	5.043	5.005	4.940	4.858
100:09	5.219	5.189	5.128	5.087	5.075	5.030	4.990	4.921	4.835
100:10	5.214	5.183	5.119	5.076	5.063	5.016	4.974	4.902	4.811
100:11	5.210	5.177	5.110	5.066	5.052	5.002	4.958	4.883	4.788
100:12	5.205	5.171	5.102	5.055	5.040	4.988	4.943	4.864	4.765
100:13	5.201	5.166	5.093	5.044	5.029	4.975	4.927	4.845	4.742
100:14	5.197	5.160	5.084	5.033	5.017	4.961	4.912	4.826	4.718
100:15	5.192	5.154	5.075	5.022	5.006	4.947	4.896	4.807	4.695
100:16	5.188	5.148	5.066	5.011	4.995	4.934	4.880	4.788	4.672
100:17	5.183	5.142	5.057	5.001	4.983	4.920	4.865	4.769	4.649
100:18	5.179	5.136	5.049	4.990	4.972	4.906	4.849	4.750	4.625
100:19	5.175	5.131	5.040	4.979	4.960	4.893	4.834	4.731	4.602
100:20	5.170	5.125	5.031	4.968	4.949	4.879	4.818	4.712	4.579
100:21	5.166	5.119	5.022	4.957	4.937	4.865	4.802	4.693	4.556
100:22	5.162	5.113	5.013	4.947	4.926	4.852	4.787	4.674	4.533
100:23	5.157	5.107	5.005	4.936	4.915	4.838	4.771	4.655	4.510
100:24	5.153	5.102	4.996	4.925	4.903	4.825	4.756	4.636	4.486
100:25	5.149	5.096	4.987	4.914	4.892	4.811	4.740	4.618	4.463
100:26	5.144	5.090	4.978	4.903	4.880	4.797	4.725	4.599	4.440
100:27	5.140	5.084	4.970	4.893	4.869	4.784	4.709	4.580	4.417
100:28	5.135	5.078	4.961	4.882	4.858	4.770	4.693	4.561	4.394
100:29	5.131	5.073	4.952	4.871	4.846	4.757	4.678	4.542	4.371
100:30	5.127	5.067	4.943	4.860	4.835	4.743	4.662	4.523	4.348
100:31	5.122	5.061	4.934	4.850	4.824	4.729	4.647	4.504	4.325
101:00	5.118	5.055	4.926	4.839	4.812	4.716	4.631	4.486	4.302
101:01	5.114	5.049	4.917	4.828	4.801	4.702	4.616	4.467	4.279
101:02	5.109	5.044	4.908	4.817	4.790	4.689	4.600	4.448	4.256
101:03	5.105	5.038	4.899	4.807	4.778	4.675	4.585	4.429	4.233
Avg Life	9.968	6.828	4.103	3.241	3.046	2.503	2.165	1.757	1.421
Duration	7.079	5.317	3.513	2.862	2.708	2.268	1.984	1.632	1.335
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	3/25	11/19	2/13	9/10	3/10	10/08	12/07	1/07	5/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:55:57 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A4	8,609,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	98:00

Combined: COMB11 3AE

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
97:16	5.474	5.498	5.576	5.654	5.681	5.782	5.872	6.030	6.235
97:17	5.472	5.495	5.572	5.649	5.675	5.775	5.863	6.020	6.221
97:18	5.469	5.492	5.568	5.644	5.670	5.768	5.855	6.009	6.208
97:19	5.467	5.489	5.564	5.639	5.664	5.761	5.847	5.999	6.194
97:20	5.464	5.487	5.560	5.634	5.659	5.754	5.838	5.988	6.180
97:21	5.462	5.484	5.556	5.629	5.653	5.747	5.830	5.977	6.167
97:22	5.460	5.481	5.552	5.624	5.648	5.740	5.822	5.967	6.153
97:23	5.457	5.478	5.548	5.618	5.642	5.733	5.814	5.956	6.140
97:24	5.455	5.475	5.544	5.613	5.637	5.726	5.805	5.945	6.126
97:25	5.452	5.473	5.540	5.608	5.631	5.719	5.797	5.935	6.112
97:26	5.450	5.470	5.536	5.603	5.626	5.712	5.789	5.924	6.099
97:27	5.447	5.467	5.532	5.598	5.620	5.705	5.780	5.914	6.085
97:28	5.445	5.464	5.528	5.593	5.615	5.698	5.772	5.903	6.072
97:29	5.442	5.461	5.524	5.588	5.609	5.691	5.764	5.892	6.058
97:30	5.440	5.459	5.520	5.583	5.604	5.684	5.756	5.882	6.044
97:31	5.438	5.456	5.517	5.578	5.598	5.677	5.747	5.871	6.031
98:00	5.435	5.453	5.513	5.573	5.593	5.671	5.739	5.861	6.017
98:01	5.433	5.450	5.509	5.568	5.588	5.664	5.731	5.850	6.004
98:02	5.430	5.447	5.505	5.563	5.582	5.657	5.723	5.840	5.990
98:03	5.428	5.445	5.501	5.558	5.577	5.650	5.714	5.829	5.976
98:04	5.425	5.442	5.497	5.552	5.571	5.643	5.706	5.818	5.963
98:05	5.423	5.439	5.493	5.547	5.566	5.636	5.698	5.808	5.949
98:06	5.420	5.436	5.489	5.542	5.560	5.629	5.690	5.797	5.936
98:07	5.418	5.434	5.485	5.537	5.555	5.622	5.681	5.787	5.922
98:08	5.416	5.431	5.481	5.532	5.549	5.615	5.673	5.776	5.909
98:09	5.413	5.428	5.477	5.527	5.544	5.608	5.665	5.766	5.895
98:10	5.411	5.425	5.473	5.522	5.539	5.601	5.657	5.755	5.882
98:11	5.408	5.423	5.470	5.517	5.533	5.594	5.649	5.745	5.868
98:12	5.406	5.420	5.466	5.512	5.528	5.587	5.640	5.734	5.855
98:13	5.403	5.417	5.462	5.507	5.522	5.581	5.632	5.723	5.841
98:14	5.401	5.414	5.458	5.502	5.517	5.574	5.624	5.713	5.828
98:15	5.399	5.411	5.454	5.497	5.511	5.567	5.616	5.702	5.814
Avg Life	23.213	18.304	10.969	7.865	7.186	5.404	4.435	3.368	2.573
Duration	13.006	11.408	8.098	6.262	5.819	4.575	3.847	3.001	2.339
First Pay	3/25	11/19	2/13	9/10	3/10	10/08	12/07	1/07	5/06
Last Pay	2/28	6/23	11/15	6/12	9/11	9/09	8/08	6/07	8/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:56:09 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A5	11,829,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	102:16

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
102:00	4.827	4.827	4.827	4.811	4.796	4.720	4.638	4.491	4.285
102:01	4.821	4.821	4.821	4.804	4.789	4.712	4.629	4.480	4.272
102:02	4.815	4.815	4.815	4.798	4.782	4.705	4.620	4.469	4.259
102:03	4.809	4.809	4.809	4.791	4.775	4.697	4.612	4.459	4.245
102:04	4.802	4.802	4.802	4.785	4.769	4.689	4.603	4.448	4.232
102:05	4.796	4.796	4.796	4.778	4.762	4.682	4.594	4.437	4.219
102:06	4.790	4.790	4.790	4.772	4.755	4.674	4.585	4.427	4.205
102:07	4.783	4.783	4.783	4.765	4.749	4.666	4.577	4.416	4.192
102:08	4.777	4.777	4.777	4.759	4.742	4.659	4.568	4.405	4.178
102:09	4.771	4.771	4.771	4.752	4.735	4.651	4.559	4.395	4.165
102:10	4.765	4.765	4.765	4.746	4.729	4.643	4.550	4.384	4.152
102:11	4.758	4.758	4.758	4.739	4.722	4.636	4.542	4.373	4.138
102:12	4.752	4.752	4.752	4.733	4.715	4.628	4.533	4.363	4.125
102:13	4.746	4.746	4.746	4.727	4.709	4.620	4.524	4.352	4.112
102:14	4.740	4.740	4.740	4.720	4.702	4.613	4.516	4.341	4.099
102:15	4.733	4.733	4.733	4.714	4.695	4.605	4.507	4.331	4.085
102:16	4.727	4.727	4.727	4.707	4.689	4.597	4.498	4.320	4.072
102:17	4.721	4.721	4.721	4.701	4.682	4.590	4.489	4.309	4.059
102:18	4.715	4.715	4.715	4.694	4.675	4.582	4.481	4.299	4.045
102:19	4.709	4.709	4.709	4.688	4.669	4.574	4.472	4.288	4.032
102:20	4.702	4.702	4.702	4.681	4.662	4.567	4.463	4.277	4.019
102:21	4.696	4.696	4.696	4.675	4.656	4.559	4.455	4.267	4.005
102:22	4.690	4.690	4.690	4.668	4.649	4.552	4.446	4.256	3.992
102:23	4.684	4.684	4.684	4.662	4.642	4.544	4.437	4.246	3.979
102:24	4.677	4.677	4.677	4.656	4.636	4.536	4.429	4.235	3.966
102:25	4.671	4.671	4.671	4.649	4.629	4.529	4.420	4.224	3.952
102:26	4.665	4.665	4.665	4.643	4.622	4.521	4.411	4.214	3.939
102:27	4.659	4.659	4.659	4.636	4.616	4.514	4.403	4.203	3.926
102:28	4.653	4.653	4.653	4.630	4.609	4.506	4.394	4.193	3.913
102:29	4.646	4.646	4.646	4.624	4.603	4.498	4.385	4.182	3.899
102:30	4.640	4.640	4.640	4.617	4.596	4.491	4.377	4.172	3.886
102:31	4.634	4.634	4.634	4.611	4.589	4.483	4.368	4.161	3.873
Avg Life	5.949	5.949	5.949	5.683	5.467	4.620	3.967	3.172	2.483
Duration	4.871	4.871	4.871	4.706	4.565	3.974	3.485	2.856	2.283
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	10/14	10/14	10/14	11/12	2/12	3/10	12/08	10/07	10/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:56:20 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A6	3,806,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	97.16

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
97:00	5.616	5.616	5.621	5.687	5.713	5.818	5.923	6.098	6.338
97:01	5.612	5.612	5.618	5.682	5.708	5.812	5.916	6.088	6.326
97:02	5.608	5.608	5.614	5.678	5.703	5.806	5.908	6.079	6.314
97:03	5.605	5.605	5.610	5.673	5.698	5.800	5.901	6.069	6.301
97:04	5.601	5.601	5.606	5.669	5.693	5.794	5.894	6.060	6.289
97:05	5.597	5.597	5.603	5.664	5.689	5.788	5.886	6.050	6.277
97:06	5.593	5.593	5.599	5.660	5.684	5.782	5.879	6.041	6.264
97:07	5.590	5.590	5.595	5.655	5.679	5.775	5.872	6.032	6.252
97:08	5.586	5.586	5.591	5.651	5.674	5.769	5.864	6.022	6.240
97:09	5.582	5.582	5.588	5.646	5.669	5.763	5.857	6.013	6.227
97:10	5.579	5.579	5.584	5.641	5.664	5.757	5.849	6.003	6.215
97:11	5.575	5.575	5.580	5.637	5.659	5.751	5.842	5.994	6.203
97:12	5.571	5.571	5.576	5.632	5.655	5.745	5.835	5.984	6.190
97:13	5.568	5.568	5.573	5.628	5.650	5.739	5.827	5.975	6.178
97:14	5.564	5.564	5.569	5.623	5.645	5.733	5.820	5.966	6.166
97:15	5.560	5.560	5.565	5.619	5.640	5.727	5.813	5.956	6.154
97:16	5.557	5.557	5.561	5.614	5.635	5.721	5.805	5.947	6.141
97:17	5.553	5.553	5.558	5.610	5.631	5.715	5.798	5.937	6.129
97:18	5.549	5.549	5.554	5.605	5.626	5.708	5.791	5.928	6.117
97:19	5.546	5.546	5.550	5.601	5.621	5.702	5.783	5.918	6.104
97:20	5.542	5.542	5.546	5.596	5.616	5.696	5.776	5.909	6.092
97:21	5.538	5.538	5.543	5.592	5.611	5.690	5.769	5.900	6.080
97:22	5.535	5.535	5.539	5.587	5.606	5.684	5.762	5.890	6.068
97:23	5.531	5.531	5.535	5.583	5.602	5.678	5.754	5.881	6.055
97:24	5.527	5.527	5.531	5.578	5.597	5.672	5.747	5.872	6.043
97:25	5.524	5.524	5.528	5.574	5.592	5.666	5.740	5.862	6.031
97:26	5.520	5.520	5.524	5.569	5.587	5.660	5.732	5.853	6.019
97:27	5.516	5.516	5.520	5.565	5.582	5.654	5.725	5.843	6.007
97:28	5.513	5.513	5.517	5.560	5.578	5.648	5.718	5.834	5.994
97:29	5.509	5.509	5.513	5.556	5.573	5.642	5.710	5.825	5.982
97:30	5.505	5.505	5.509	5.551	5.568	5.636	5.703	5.815	5.970
97:31	5.502	5.502	5.505	5.547	5.563	5.630	5.696	5.806	5.958
Avg Life	12.125	12.125	11.809	9.167	8.426	6.352	5.109	3.857	2.885
Duration	8.698	8.698	8.540	7.066	6.614	5.248	4.354	3.391	2.599
First Pay	10/14	10/14	10/14	11/12	2/12	3/10	12/08	10/07	10/06
Last Pay	4/17	4/17	4/16	6/13	8/12	6/10	3/09	11/07	11/06

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:56:46 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A7	20,533,500.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	97:19

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
97:03	5.553	5.575	5.611	5.633	5.640	5.663	5.688	5.815	6.034
97:04	5.550	5.571	5.607	5.629	5.636	5.659	5.683	5.809	6.025
97:05	5.547	5.568	5.603	5.625	5.632	5.655	5.678	5.803	6.016
97:06	5.544	5.565	5.599	5.621	5.627	5.650	5.674	5.796	6.007
97:07	5.541	5.561	5.596	5.617	5.623	5.646	5.669	5.790	5.998
97:08	5.538	5.558	5.592	5.613	5.619	5.641	5.664	5.784	5.989
97:09	5.535	5.555	5.588	5.609	5.615	5.637	5.659	5.777	5.980
97:10	5.532	5.551	5.584	5.605	5.611	5.633	5.655	5.771	5.971
97:11	5.529	5.548	5.581	5.601	5.607	5.628	5.650	5.765	5.962
97:12	5.526	5.545	5.577	5.597	5.603	5.624	5.645	5.759	5.953
97:13	5.523	5.541	5.573	5.593	5.599	5.619	5.641	5.752	5.944
97:14	5.520	5.538	5.569	5.589	5.594	5.615	5.636	5.746	5.935
97:15	5.517	5.535	5.566	5.585	5.590	5.610	5.631	5.740	5.926
97:16	5.514	5.531	5.562	5.581	5.586	5.606	5.626	5.733	5.917
97:17	5.511	5.528	5.558	5.577	5.582	5.602	5.622	5.727	5.908
97:18	5.508	5.525	5.554	5.573	5.578	5.597	5.617	5.721	5.899
97:19	5.505	5.522	5.551	5.569	5.574	5.593	5.612	5.715	5.890
97:20	5.502	5.518	5.547	5.565	5.570	5.588	5.608	5.708	5.881
97:21	5.499	5.515	5.543	5.561	5.566	5.584	5.603	5.702	5.872
97:22	5.495	5.512	5.539	5.557	5.562	5.580	5.598	5.696	5.863
97:23	5.492	5.508	5.536	5.553	5.558	5.575	5.594	5.690	5.854
97:24	5.489	5.505	5.532	5.548	5.553	5.571	5.589	5.683	5.845
97:25	5.486	5.502	5.528	5.544	5.549	5.567	5.584	5.677	5.837
97:26	5.483	5.498	5.524	5.540	5.545	5.562	5.580	5.671	5.828
97:27	5.480	5.495	5.521	5.536	5.541	5.558	5.575	5.665	5.819
97:28	5.477	5.492	5.517	5.532	5.537	5.553	5.570	5.658	5.810
97:29	5.474	5.489	5.513	5.528	5.533	5.549	5.566	5.652	5.801
97:30	5.471	5.485	5.510	5.524	5.529	5.545	5.561	5.646	5.792
97:31	5.468	5.482	5.506	5.520	5.525	5.540	5.556	5.640	5.783
98:00	5.465	5.479	5.502	5.516	5.521	5.536	5.552	5.633	5.774
98:01	5.462	5.476	5.498	5.512	5.517	5.532	5.547	5.627	5.765
98:02	5.459	5.472	5.495	5.508	5.513	5.527	5.542	5.621	5.756
Avg Life	17.313	15.211	12.470	11.180	10.843	9.798	8.922	6.176	4.071
Duration	10.495	9.663	8.511	7.928	7.769	7.255	6.793	5.089	3.556
First Pay	1/09	1/09	1/09	1/09	1/09	1/09	1/09	10/08	5/07
Last Pay	11/33	11/33	11/33	11/33	11/33	11/33	11/33	4/33	2/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:59:08 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A8	2,281,500.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	96:28

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
96:12	5.624	5.651	5.698	5.727	5.735	5.766	5.797	5.961	6.243
96:13	5.621	5.648	5.694	5.723	5.731	5.761	5.792	5.955	6.234
96:14	5.618	5.645	5.690	5.719	5.727	5.757	5.787	5.948	6.224
96:15	5.615	5.641	5.687	5.715	5.723	5.752	5.783	5.942	6.215
96:16	5.612	5.638	5.683	5.710	5.719	5.748	5.778	5.935	6.206
96:17	5.609	5.635	5.679	5.706	5.715	5.743	5.773	5.929	6.197
96:18	5.606	5.631	5.675	5.702	5.710	5.739	5.768	5.923	6.188
96:19	5.603	5.628	5.671	5.698	5.706	5.734	5.764	5.916	6.179
96:20	5.599	5.625	5.668	5.694	5.702	5.730	5.759	5.910	6.170
96:21	5.596	5.621	5.664	5.690	5.698	5.726	5.754	5.904	6.161
96:22	5.593	5.618	5.660	5.686	5.694	5.721	5.749	5.897	6.152
96:23	5.590	5.615	5.656	5.682	5.690	5.717	5.745	5.891	6.143
96:24	5.587	5.611	5.652	5.678	5.685	5.712	5.740	5.885	6.134
96:25	5.584	5.608	5.649	5.674	5.681	5.708	5.735	5.878	6.125
96:26	5.581	5.605	5.645	5.670	5.677	5.703	5.730	5.872	6.116
96:27	5.578	5.601	5.641	5.666	5.673	5.699	5.726	5.866	6.106
96:28	5.575	5.598	5.637	5.662	5.669	5.694	5.721	5.859	6.097
96:29	5.572	5.595	5.633	5.657	5.665	5.690	5.716	5.853	6.088
96:30	5.569	5.591	5.630	5.653	5.661	5.686	5.711	5.847	6.079
96:31	5.566	5.588	5.626	5.649	5.656	5.681	5.707	5.840	6.070
97:00	5.563	5.585	5.622	5.645	5.652	5.677	5.702	5.834	6.061
97:01	5.559	5.581	5.618	5.641	5.648	5.672	5.697	5.828	6.052
97:02	5.556	5.578	5.615	5.637	5.644	5.668	5.692	5.822	6.043
97:03	5.553	5.575	5.611	5.633	5.640	5.663	5.688	5.815	6.034
97:04	5.550	5.571	5.607	5.629	5.636	5.659	5.683	5.809	6.025
97:05	5.547	5.568	5.603	5.625	5.632	5.655	5.678	5.803	6.016
97:06	5.544	5.565	5.599	5.621	5.627	5.650	5.674	5.796	6.007
97:07	5.541	5.561	5.596	5.617	5.623	5.646	5.669	5.790	5.998
97:08	5.538	5.558	5.592	5.613	5.619	5.641	5.664	5.784	5.989
97:09	5.535	5.555	5.588	5.609	5.615	5.637	5.659	5.777	5.980
97:10	5.532	5.551	5.584	5.605	5.611	5.633	5.655	5.771	5.971
97:11	5.529	5.548	5.581	5.601	5.607	5.628	5.650	5.765	5.962
Avg Life	17.313	15.211	12.470	11.180	10.843	9.798	8.922	6.176	4.071
Duration	10.457	9.630	8.485	7.905	7.747	7.237	6.777	5.080	3.550
First Pay	1/09	1/09	1/09	1/09	1/09	1/09	1/09	10/08	5/07
Last Pay	11/33	11/33	11/33	11/33	11/33	11/33	10/33	10/31	2/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C- FINAL30 year 5.1	11:37:29 am December 22, 2003
cmoproj.614		Ciaran O’Brien obrienci@fiunmr23
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3ZA	16,577,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	0.0000	12/30/03	30 year	5.60	357.00	275.0PSA	89:16

Price	CPR 5.00	CPR 10.00	CPR 15.00	CPR 20.00	CPR 25.00	CPR 30.00	CPR 35.00	CPR 40.00	CPR 45.00
88:16	5.866	6.006	6.243	6.607	7.192	7.776	8.283	8.802	9.368
88:18	5.863	6.002	6.237	6.599	7.181	7.761	8.265	8.781	9.344
88:20	5.859	5.997	6.231	6.591	7.170	7.746	8.247	8.760	9.319
88:22	5.856	5.993	6.226	6.584	7.158	7.732	8.229	8.739	9.295
88:24	5.853	5.989	6.220	6.576	7.147	7.717	8.211	8.718	9.271
88:26	5.849	5.985	6.215	6.568	7.136	7.702	8.194	8.697	9.246
88:28	5.846	5.981	6.209	6.560	7.124	7.687	8.176	8.677	9.222
88:30	5.843	5.977	6.203	6.553	7.113	7.673	8.158	8.656	9.198
89:00	5.839	5.973	6.198	6.545	7.102	7.658	8.140	8.635	9.174
89:02	5.836	5.968	6.192	6.537	7.091	7.643	8.123	8.614	9.149
89:04	5.833	5.964	6.187	6.529	7.080	7.629	8.105	8.593	9.125
89:06	5.829	5.960	6.181	6.522	7.068	7.614	8.087	8.572	9.101
89:08	5.826	5.956	6.176	6.514	7.057	7.599	8.070	8.552	9.077
89:10	5.823	5.952	6.170	6.506	7.046	7.585	8.052	8.531	9.053
89:12	5.819	5.948	6.165	6.498	7.035	7.570	8.034	8.510	9.028
89:14	5.816	5.944	6.159	6.491	7.024	7.555	8.017	8.489	9.004
89:16	5.813	5.939	6.153	6.483	7.013	7.541	7.999	8.469	8.980
89:18	5.810	5.935	6.148	6.475	7.001	7.526	7.981	8.448	8.956
89:20	5.806	5.931	6.142	6.468	6.990	7.512	7.964	8.427	8.932
89:22	5.803	5.927	6.137	6.460	6.979	7.497	7.946	8.407	8.908
89:24	5.800	5.923	6.131	6.452	6.968	7.482	7.929	8.386	8.884
89:26	5.796	5.919	6.126	6.445	6.957	7.468	7.911	8.365	8.860
89:28	5.793	5.915	6.120	6.437	6.946	7.453	7.894	8.345	8.836
89:30	5.790	5.911	6.115	6.429	6.935	7.439	7.876	8.324	8.812
90:00	5.787	5.907	6.109	6.422	6.924	7.424	7.859	8.303	8.788
90:02	5.783	5.902	6.104	6.414	6.913	7.410	7.841	8.283	8.764
90:04	5.780	5.898	6.098	6.406	6.901	7.395	7.824	8.262	8.740
90:06	5.777	5.894	6.093	6.399	6.890	7.381	7.806	8.242	8.716
90:08	5.774	5.890	6.087	6.391	6.879	7.366	7.789	8.221	8.693
90:10	5.770	5.886	6.082	6.383	6.868	7.352	7.771	8.201	8.669
90:12	5.767	5.882	6.076	6.376	6.857	7.338	7.754	8.180	8.645
90:14	5.764	5.878	6.071	6.368	6.846	7.323	7.736	8.160	8.621
Avg Life	24.750	18.556	13.970	9.942	6.590	4.968	4.120	3.509	3.023
Duration	21.103	16.862	12.568	9.026	6.233	4.761	3.946	3.356	2.885
First Pay	5/24	12/16	2/13	8/10	2/09	3/08	7/07	1/07	8/06
Last Pay	9/33	9/33	9/33	9/33	9/33	1/10	10/08	1/08	6/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C-FINAL 30 year 5.1	11:37:52 am December 22, 2003
cmoproj.614		Ciaran O'Brien obrienci@fzunmr23
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3ZA	16,577,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	0.0000	12/30/03	30 year	5.60	357.00	275.0PSA	89:16

Price	PSA 100	PSA 150	PSA 200	PSA 250	PSA 275	PSA 300	PSA 350	PSA 500	PSA 750
88:16	5.879	5.950	6.052	6.175	6.244	6.321	6.497	7.273	8.314
88:18	5.875	5.947	6.048	6.169	6.239	6.314	6.490	7.262	8.296
88:20	5.872	5.943	6.043	6.164	6.233	6.308	6.483	7.250	8.278
88:22	5.869	5.939	6.039	6.159	6.227	6.302	6.476	7.238	8.260
88:24	5.865	5.935	6.035	6.154	6.222	6.296	6.469	7.226	8.242
88:26	5.862	5.931	6.030	6.149	6.216	6.290	6.462	7.215	8.224
88:28	5.858	5.927	6.026	6.144	6.211	6.284	6.455	7.203	8.207
88:30	5.855	5.924	6.021	6.138	6.205	6.278	6.447	7.191	8.189
89:00	5.852	5.920	6.017	6.133	6.199	6.272	6.440	7.179	8.171
89:02	5.848	5.916	6.012	6.128	6.194	6.266	6.433	7.168	8.153
89:04	5.845	5.912	6.008	6.123	6.188	6.260	6.426	7.156	8.135
89:06	5.841	5.908	6.004	6.118	6.183	6.254	6.419	7.144	8.117
89:08	5.838	5.905	5.999	6.113	6.177	6.248	6.412	7.133	8.099
89:10	5.835	5.901	5.995	6.108	6.172	6.242	6.405	7.121	8.081
89:12	5.831	5.897	5.990	6.102	6.166	6.236	6.398	7.110	8.063
89:14	5.828	5.893	5.986	6.097	6.161	6.230	6.391	7.098	8.046
89:16	5.825	5.889	5.982	6.092	6.155	6.224	6.384	7.086	8.028
89:18	5.821	5.886	5.977	6.087	6.149	6.218	6.377	7.075	8.010
89:20	5.818	5.882	5.973	6.082	6.144	6.212	6.370	7.063	7.992
89:22	5.815	5.878	5.968	6.077	6.138	6.206	6.363	7.051	7.975
89:24	5.811	5.874	5.964	6.072	6.133	6.200	6.356	7.040	7.957
89:26	5.808	5.870	5.960	6.067	6.127	6.194	6.349	7.028	7.939
89:28	5.804	5.867	5.955	6.061	6.122	6.188	6.342	7.017	7.921
89:30	5.801	5.863	5.951	6.056	6.116	6.182	6.335	7.005	7.904
90:00	5.798	5.859	5.946	6.051	6.111	6.176	6.328	6.994	7.886
90:02	5.794	5.855	5.942	6.046	6.105	6.170	6.321	6.982	7.868
90:04	5.791	5.852	5.938	6.041	6.100	6.164	6.314	6.971	7.851
90:06	5.788	5.848	5.933	6.036	6.094	6.158	6.307	6.959	7.833
90:08	5.784	5.844	5.929	6.031	6.089	6.153	6.300	6.947	7.815
90:10	5.781	5.840	5.925	6.026	6.083	6.147	6.293	6.936	7.798
90:12	5.778	5.837	5.920	6.021	6.078	6.141	6.286	6.924	7.780
90:14	5.774	5.833	5.916	6.016	6.072	6.135	6.279	6.913	7.762
Avg Life	23.919	20.384	17.363	14.936	13.830	12.774	10.808	6.248	4.071
Duration	20.625	18.324	15.803	13.563	12.552	11.600	9.869	5.983	3.905
First Pay	3/23	12/18	2/16	3/14	5/13	8/12	5/11	3/09	8/07
Last Pay	9/33	9/33	9/33	9/33	9/33	9/33	9/33	5/12	7/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:56:34 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A9	15,500,999.99	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	0.0000	12/30/03	30 year	5.52	358.01	275.0PSA	89:16

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
89:00	5.811	5.848	6.011	6.193	6.267	6.649	7.194	7.995	8.995
89:01	5.809	5.847	6.009	6.191	6.264	6.644	7.188	7.987	8.983
89:02	5.807	5.845	6.007	6.188	6.261	6.640	7.183	7.978	8.972
89:03	5.806	5.843	6.004	6.185	6.258	6.636	7.177	7.970	8.960
89:04	5.804	5.842	6.002	6.182	6.255	6.632	7.171	7.961	8.949
89:05	5.803	5.840	6.000	6.179	6.252	6.628	7.165	7.953	8.937
89:06	5.801	5.838	5.998	6.177	6.249	6.624	7.159	7.945	8.926
89:07	5.800	5.837	5.996	6.174	6.246	6.619	7.153	7.936	8.914
89:08	5.798	5.835	5.993	6.171	6.243	6.615	7.147	7.928	8.903
89:09	5.796	5.833	5.991	6.168	6.240	6.611	7.141	7.920	8.891
89:10	5.795	5.832	5.989	6.166	6.237	6.607	7.136	7.911	8.880
89:11	5.793	5.830	5.987	6.163	6.234	6.603	7.130	7.903	8.868
89:12	5.792	5.828	5.985	6.160	6.231	6.598	7.124	7.894	8.857
89:13	5.790	5.827	5.983	6.157	6.228	6.594	7.118	7.886	8.845
89:14	5.789	5.825	5.980	6.155	6.225	6.590	7.112	7.878	8.834
89:15	5.787	5.823	5.978	6.152	6.222	6.586	7.106	7.869	8.822
89:16	5.786	5.822	5.976	6.149	6.219	6.582	7.100	7.861	8.811
89:17	5.784	5.820	5.974	6.146	6.216	6.578	7.095	7.853	8.799
89:18	5.782	5.818	5.972	6.144	6.213	6.573	7.089	7.844	8.788
89:19	5.781	5.817	5.969	6.141	6.210	6.569	7.083	7.836	8.776
89:20	5.779	5.815	5.967	6.138	6.207	6.565	7.077	7.828	8.765
89:21	5.778	5.813	5.965	6.135	6.204	6.561	7.071	7.819	8.753
89:22	5.776	5.811	5.963	6.133	6.201	6.557	7.065	7.811	8.742
89:23	5.775	5.810	5.961	6.130	6.198	6.553	7.059	7.803	8.730
89:24	5.773	5.808	5.959	6.127	6.195	6.548	7.054	7.794	8.719
89:25	5.772	5.806	5.956	6.124	6.192	6.544	7.048	7.786	8.707
89:26	5.770	5.805	5.954	6.122	6.189	6.540	7.042	7.778	8.696
89:27	5.768	5.803	5.952	6.119	6.186	6.536	7.036	7.769	8.685
89:28	5.767	5.801	5.950	6.116	6.183	6.532	7.030	7.761	8.673
89:29	5.765	5.800	5.948	6.114	6.180	6.528	7.024	7.753	8.662
89:30	5.764	5.798	5.946	6.111	6.177	6.524	7.019	7.744	8.650
89:31	5.762	5.796	5.943	6.108	6.174	6.519	7.013	7.736	8.639
Avg Life	26.993	24.099	17.487	13.913	12.848	9.019	6.193	4.335	3.164
Duration	22.305	20.749	15.936	12.639	11.667	8.333	5.936	4.162	3.027
First Pay	2/28	6/23	4/16	6/13	8/12	6/10	3/09	11/07	11/06
Last Pay	11133	11133	11133	11133	11133	11/33	11/11	10/08	5/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312D 30 year 6.2	7:08:29 am December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	99,139,932.20	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	12/30/03	30 year	5.28	178.55	250.0PSA	99:28

Senior Bond, 98.11 percent of deal

Price	PSA 50	PSA 100	PSA 200	PSA 275	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
99:12	4.850	4.856	4.868	4.877	4.880	4.893	4.905	4.929	4.964
99:13	4.845	4.850	4.861	4.869	4.872	4.883	4.894	4.916	4.947
99:14	4.839	4.844	4.853	4.861	4.863	4.873	4.883	4.903	4.930
99:15	4.834	4.838	4.846	4.853	4.855	4.863	4.872	4.889	4.913
99:16	4.829	4.832	4.839	4.845	4.846	4.854	4.861	4.876	4.896
99:17	4.823	4.826	4.832	4.836	4.838	4.844	4.850	4.862	4.879
99:18	4.818	4.820	4.825	4.828	4.830	4.835	4.839	4.849	4.862
99:19	4.813	4.814	4.818	4.820	4.821	4.825	4.828	4.836	4.846
99:20	4.807	4.808	4.811	4.812	4.813	4.815	4.818	4.822	4.829
99:21	4.802	4.802	4.803	4.804	4.804	4.806	4.807	4.809	4.812
99:22	4.797	4.796	4.796	4.796	4.796	4.796	4.796	4.795	4.795
99:23	4.791	4.791	4.789	4.788	4.788	4.786	4.785	4.782	4.778
99:24	4.786	4.785	4.782	4.780	4.779	4.777	4.774	4.769	4.761
99:25	4.780	4.779	4.775	4.772	4.771	4.767	4.763	4.755	4.744
99:26	4.775	4.773	4.768	4.764	4.763	4.757	4.752	4.742	4.728
99:27	4.770	4.767	4.761	4.756	4.754	4.748	4.741	4.729	4.711
99:28	4.764	4.761	4.754	4.748	4.746	4.738	4.730	4.715	4.694
99:29	4.759	4.755	4.747	4.740	4.738	4.729	4.720	4.702	4.677
99:30	4.754	4.749	4.739	4.732	4.729	4.719	4.709	4.689	4.661
99:31	4.749	4.743	4.732	4.724	4.721	4.709	4.698	4.675	4.644
100:00	4.743	4.737	4.725	4.716	4.713	4.700	4.687	4.662	4.627
100:01	4.738	4.732	4.718	4.708	4.704	4.690	4.676	4.649	4.610
100:02	4.733	4.726	4.711	4.700	4.696	4.681	4.665	4.636	4.594
100:03	4.727	4.720	4.704	4.692	4.688	4.671	4.655	4.622	4.577
100:04	4.722	4.714	4.697	4.684	4.679	4.662	4.644	4.609	4.560
100:05	4.717	4.708	4.690	4.676	4.671	4.652	4.633	4.596	4.543
100:06	4.711	4.702	4.683	4.668	4.663	4.642	4.622	4.583	4.527
100:07	4.706	4.696	4.676	4.660	4.654	4.633	4.611	4.569	4.510
100:08	4.701	4.690	4.669	4.652	4.646	4.623	4.601	4.556	4.493
100:09	4.695	4.684	4.662	4.644	4.638	4.614	4.590	4.543	4.477
100:10	4.690	4.679	4.655	4.636	4.630	4.604	4.579	4.530	4.460
100:11	4.685	4.673	4.648	4.628	4.621	4.595	4.568	4.516	4.443
Avg Life	7.438	6.611	5.337	4.629	4.428	3.766	3.272	2.601	2.017
Duration	5.847	5.281	4.391	3.882	3.736	3.246	2.870	2.340	1.857
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	12/18	12/18	12/18	12/18	12/18	12/18	12/18	12/18	4/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MASTR0312G5 30 year 6.0	7:11:13 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	26,490,134.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	4.98	176.98	250.0PSA	98:03

Price	PSA 0	100	PSA 200	PSA 250	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
97:19	4.871	4.951	5.037	5.082	5.127	5.220	5.313	5.498	5.764
97:20	4.866	4.945	5.029	5.074	5.118	5.210	5.301	5.483	5.746
97:21	4.861	4.938	5.022	5.065	5.110	5.199	5.290	5.469	5.727
97:22	4.856	4.932	5.014	5.057	5.101	5.189	5.278	5.455	5.709
97:23	4.851	4.926	5.007	5.049	5.092	5.179	5.266	5.440	5.691
97:24	4.846	4.920	5.000	5.041	5.083	5.169	5.255	5.426	5.672
97:25	4.841	4.914	4.992	5.033	5.074	5.158	5.243	5.411	5.654
97:26	4.836	4.908	4.985	5.025	5.066	5.148	5.232	5.397	5.635
97:27	4.831	4.902	4.977	5.017	5.057	5.138	5.220	5.383	5.617
97:28	4.827	4.895	4.970	5.009	5.048	5.128	5.208	5.368	5.599
97:29	4.822	4.889	4.962	5.000	5.039	5.118	5.197	5.354	5.580
97:30	4.817	4.883	4.955	4.992	5.030	5.108	5.185	5.340	5.562
97:31	4.812	4.877	4.948	4.984	5.022	5.097	5.174	5.325	5.544
98:00	4.807	4.871	4.940	4.976	5.013	5.087	5.162	5.311	5.525
98:01	4.802	4.865	4.933	4.968	5.004	5.077	5.151	5.297	5.507
98:02	4.797	4.859	4.925	4.960	4.995	5.067	5.139	5.282	5.489
98:03	4.792	4.853	4.918	4.952	4.986	5.057	5.128	5.268	5.470
98:04	4.787	4.846	4.910	4.944	4.978	5.047	5.116	5.254	5.452
98:05	4.782	4.840	4.903	4.936	4.969	5.036	5.104	5.239	5.434
98:06	4.777	4.834	4.896	4.928	4.960	5.026	5.093	5.225	5.415
98:07	4.772	4.828	4.888	4.920	4.951	5.016	5.081	5.211	5.397
98:08	4.768	4.822	4.881	4.912	4.943	5.006	5.070	5.196	5.379
98:09	4.763	4.816	4.874	4.903	4.934	4.996	5.058	5.182	5.361
98:10	4.758	4.810	4.866	4.895	4.925	4.986	5.047	5.168	5.342
98:11	4.753	4.804	4.859	4.887	4.917	4.976	5.035	5.154	5.324
98:12	4.748	4.798	4.851	4.879	4.908	4.966	5.024	5.139	5.306
98:13	4.743	4.792	4.844	4.871	4.899	4.956	5.012	5.125	5.288
98:14	4.738	4.785	4.837	4.863	4.890	4.945	5.001	5.111	5.270
98:15	4.733	4.779	4.829	4.855	4.882	4.935	4.989	5.097	5.251
98:16	4.728	4.773	4.822	4.847	4.873	4.925	4.978	5.083	5.233
98:17	4.723	4.767	4.815	4.839	4.864	4.915	4.967	5.068	5.215
98:18	4.719	4.761	4.807	4.831	4.856	4.905	4.955	5.054	5.197
Avg Life	8.296	6.483	5.212	4.721	4.304	3.643	3.149	2.477	1.894
Duration	6.457	5.193	4.286	3.930	3.623	3.128	2.750	2.218	1.735
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/18	11/18	11/18	11/18	11/18	11/18	11/18	11/18	1/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MASTR0312G5 30 year 6.0	7:11:24 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A2	1,000,000.88	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	4.98	176.98	250.0PSA	99:04

Price	PSA 0	PSA 100	PSA 200	PSA 250	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
98:20	4.709	4.749	4.793	4.815	4.838	4.885	4.932	5.026	5.161
98:21	4.704	4.743	4.785	4.807	4.830	4.875	4.921	5.012	5.143
98:22	4.699	4.737	4.778	4.799	4.821	4.865	4.909	4.997	5.124
98:23	4.694	4.731	4.771	4.791	4.812	4.855	4.898	4.983	5.106
98:24	4.689	4.725	4.763	4.783	4.804	4.845	4.886	4.969	5.088
98:25	4.684	4.719	4.756	4.775	4.795	4.835	4.875	4.955	5.070
98:26	4.680	4.713	4.749	4.767	4.786	4.825	4.864	4.941	5.052
98:27	4.675	4.707	4.741	4.759	4.778	4.815	4.852	4.927	5.034
98:28	4.670	4.701	4.734	4.751	4.769	4.805	4.841	4.913	5.016
98:29	4.665	4.695	4.727	4.743	4.760	4.795	4.829	4.898	4.998
98:30	4.660	4.689	4.719	4.735	4.752	4.785	4.818	4.884	4.980
98:31	4.655	4.683	4.712	4.727	4.743	4.775	4.807	4.870	4.962
99:00	4.650	4.677	4.705	4.719	4.734	4.765	4.795	4.856	4.944
99:01	4.646	4.671	4.697	4.712	4.726	4.755	4.784	4.842	4.926
99:02	4.641	4.665	4.690	4.704	4.717	4.745	4.773	4.828	4.908
99:03	4.636	4.658	4.683	4.696	4.709	4.735	4.761	4.814	4.890
99:04	4.631	4.652	4.676	4.688	4.700	4.725	4.750	4.800	4.872
99:05	4.626	4.646	4.668	4.680	4.691	4.715	4.739	4.786	4.854
99:06	4.621	4.640	4.661	4.672	4.683	4.705	4.727	4.772	4.836
99:07	4.617	4.634	4.654	4.664	4.674	4.695	4.716	4.758	4.818
99:08	4.612	4.628	4.647	4.656	4.666	4.685	4.705	4.744	4.800
99:09	4.607	4.622	4.639	4.648	4.657	4.675	4.693	4.730	4.782
99:10	4.602	4.616	4.632	4.640	4.648	4.665	4.682	4.716	4.764
99:11	4.597	4.610	4.625	4.632	4.640	4.655	4.671	4.702	4.746
99:12	4.592	4.604	4.618	4.624	4.631	4.645	4.659	4.688	4.728
99:13	4.588	4.599	4.610	4.616	4.623	4.635	4.648	4.674	4.710
99:14	4.583	4.593	4.603	4.609	4.614	4.625	4.637	4.660	4.692
99:15	4.578	4.587	4.596	4.601	4.606	4.616	4.626	4.646	4.674
99:16	4.573	4.581	4.589	4.593	4.597	4.606	4.614	4.632	4.657
99:17	4.568	4.575	4.581	4.585	4.588	4.596	4.603	4.618	4.639
99:18	4.564	4.569	4.574	4.577	4.580	4.586	4.592	4.604	4.621
99:19	4.559	4.563	4.567	4.569	4.571	4.576	4.581	4.590	4.603
Avg Life	8.296	6.483	5.212	4.721	4.304	3.643	3.149	2.477	1.894
Duration	6.489	5.225	4.316	3.958	3.650	3.152	2.770	2.234	1.747
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/18	11/18	11/18	11/18	11/18	11/18	11/18	10/18	1/10

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312F 30 year 5.0	7:12:27 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A1	96,299,651.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	12/30/03	30 year	5.50	356.47	250.0PSA	97:24

3 % extra sub

Price	PSA 0	PSA 100	PSA 200	PSA 250	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
97:08	5.272	5.388	5.516	5.582	5.649	5.782	5.915	6.172	6.498
97:09	5.270	5.384	5.510	5.575	5.641	5.773	5.904	6.157	6.479
97:10	5.267	5.379	5.504	5.568	5.633	5.763	5.892	6.143	6.459
97:11	5.264	5.375	5.498	5.561	5.625	5.753	5.881	6.128	6.440
97:12	5.261	5.370	5.492	5.554	5.617	5.744	5.870	6.113	6.421
97:13	5.258	5.366	5.486	5.547	5.609	5.734	5.858	6.098	6.402
97:14	5.255	5.362	5.479	5.540	5.602	5.724	5.847	6.084	6.383
97:15	5.252	5.357	5.473	5.533	5.594	5.715	5.836	6.069	6.364
97:16	5.249	5.353	5.467	5.526	5.586	5.705	5.824	6.054	6.345
97:17	5.246	5.348	5.461	5.519	5.578	5.696	5.813	6.040	6.326
97:18	5.243	5.344	5.455	5.512	5.570	5.686	5.802	6.025	6.307
97:19	5.241	5.340	5.449	5.505	5.562	5.676	5.790	6.010	6.289
97:20	5.238	5.335	5.443	5.498	5.554	5.667	5.779	5.996	6.270
97:21	5.235	5.331	5.437	5.491	5.547	5.657	5.768	5.981	6.251
97:22	5.232	5.326	5.431	5.485	5.539	5.648	5.756	5.966	6.232
97:23	5.229	5.322	5.425	5.478	5.531	5.638	5.745	5.952	6.213
97:24	5.226	5.318	5.419	5.471	5.523	5.629	5.734	5.937	6.194
97:25	5.223	5.313	5.412	5.464	5.515	5.619	5.722	5.922	6.175
97:26	5.220	5.309	5.406	5.457	5.508	5.610	5.711	5.908	6.156
97:27	5.218	5.304	5.400	5.450	5.500	5.600	5.700	5.893	6.137
97:28	5.215	5.300	5.394	5.443	5.492	5.590	5.689	5.878	6.118
97:29	5.212	5.296	5.388	5.436	5.484	5.581	5.677	5.864	6.100
97:30	5.209	5.291	5.382	5.429	5.476	5.571	5.666	5.849	6.081
97:31	5.206	5.287	5.376	5.422	5.469	5.562	5.655	5.835	6.062
98:00	5.203	5.282	5.370	5.415	5.461	5.552	5.644	5.820	6.043
98:01	5.200	5.278	5.364	5.408	5.453	5.543	5.632	5.805	6.024
98:02	5.197	5.274	5.358	5.401	5.445	5.533	5.621	5.791	6.005
98:03	5.195	5.269	5.352	5.395	5.438	5.524	5.610	5.776	5.987
98:04	5.192	5.265	5.346	5.388	5.430	5.514	5.599	5.762	5.968
98:05	5.189	5.261	5.340	5.381	5.422	5.505	5.587	5.747	5.949
98:06	5.186	5.256	5.334	5.374	5.414	5.495	5.576	5.733	5.930
98:07	5.183	5.252	5.328	5.367	5.406	5.486	5.565	5.718	5.911
Avg Life	18.708	10.770	7.083	5.977	5.152	4.020	3.291	2.437	1.847
Duration	11.066	7.240	5.240	4.587	4.076	3.331	2.819	2.174	1.684
First Pay	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	11/33	11/33	10/33	9/33	11/10	3/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312F-FINAL 30 year 5.0	7:12:37 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A2	3,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	12/30/03	30 year	5.50	356.47	250.0PSA	95:03

Price	PSA 0	PSA 100	PSA 200	PSA 250	PSA 300	PSA 400	PSA 500	PSA 700	PSA 1000
94:19	5.493	5.583	5.656	5.686	5.714	5.762	5.801	5.919	6.358
94:20	5.491	5.579	5.652	5.682	5.710	5.757	5.796	5.913	6.349
94:21	5.488	5.576	5.648	5.678	5.706	5.753	5.791	5.908	6.341
94:22	5.485	5.572	5.644	5.674	5.701	5.748	5.787	5.902	6.333
94:23	5.482	5.569	5.640	5.670	5.697	5.743	5.782	5.897	6.325
94:24	5.479	5.566	5.636	5.666	5.693	5.739	5.777	5.891	6.316
94:25	5.476	5.562	5.632	5.662	5.689	5.734	5.772	5.886	6.308
94:26	5.474	5.559	5.629	5.658	5.685	5.730	5.768	5.880	6.300
94:27	5.471	5.556	5.625	5.654	5.680	5.725	5.763	5.875	6.291
94:28	5.468	5.552	5.621	5.650	5.676	5.721	5.758	5.869	6.283
94:29	5.465	5.549	5.617	5.646	5.672	5.716	5.753	5.864	6.275
94:30	5.462	5.545	5.613	5.642	5.668	5.712	5.749	5.858	6.267
94:31	5.460	5.542	5.609	5.638	5.664	5.707	5.744	5.853	6.258
95:00	5.457	5.539	5.606	5.634	5.659	5.703	5.739	5.847	6.250
95:01	5.454	5.535	5.602	5.630	5.655	5.698	5.734	5.842	6.242
95:02	5.451	5.532	5.598	5.626	5.651	5.694	5.730	5.836	6.234
95:03	5.448	5.529	5.594	5.622	5.647	5.689	5.725	5.831	6.225
95:04	5.446	5.525	5.590	5.618	5.643	5.685	5.720	5.825	6.217
95:05	5.443	5.522	5.586	5.614	5.638	5.680	5.715	5.820	6.209
95:06	5.440	5.518	5.583	5.610	5.634	5.676	5.711	5.814	6.201
95:07	5.437	5.515	5.579	5.606	5.630	5.671	5.706	5.809	6.192
95:08	5.434	5.512	5.575	5.602	5.626	5.667	5.701	5.803	6.184
95:09	5.432	5.508	5.571	5.598	5.622	5.663	5.697	5.798	6.176
95:10	5.429	5.505	5.567	5.594	5.617	5.658	5.692	5.792	6.168
95:11	5.426	5.502	5.564	5.590	5.613	5.654	5.687	5.787	6.160
95:12	5.423	5.498	5.560	5.586	5.609	5.649	5.682	5.782	6.151
95:13	5.420	5.495	5.556	5.582	5.605	5.645	5.678	5.776	6.143
95:14	5.418	5.492	5.552	5.578	5.601	5.640	5.673	5.771	6.135
95:15	5.415	5.488	5.548	5.574	5.597	5.636	5.668	5.765	6.127
95:16	5.412	5.485	5.545	5.570	5.592	5.631	5.663	5.760	6.119
95:17	5.409	5.482	5.541	5.566	5.588	5.627	5.659	5.754	6.110
95:18	5.406	5.478	5.537	5.562	5.584	5.622	5.654	5.749	6.102
Avg Life	20.091	15.167	12.450	11.545	10.832	9.792	9.072	7.463	4.590
Duration	11.679	9.717	8.551	8.139	7.802	7.285	6.905	5.975	3.969
First Pay	1/09	1/09	1/09	1/09	1/09	1/09	1/09	1/09	3/08
Last Pay	11/33	11/33	11/33	11/33	11/33	10/33	9/33	6/32	1/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312A 30 year 5.7	5:25:09 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A1	24,311,004.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.70	238.00	250.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 300	PSA 400
90:00	6.589	7.019	7.716	7.952	8.423
Avg Life Duration First Pay Last Pay	11.771 7.701 1/04 10/23	8.335 5.729 1/04 10/23	5.514 4.055 1/04 10/23	4.923 3.692 1/04 10/23	4.044 3.136 1/04 10/23

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
1A2	1,279,527.08	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.70	238.00	250.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 300	PSA 400
90:00	6.589	7.019	7.716	7.952	8.423
Avg Life Duration First Pay Last Pay	11.771 7.701 1/04 10/23	8.335 5.729 1/04 10/23	5.514 4.055 1/04 10/23	4.923 3.692 1/04 10/23	4.044 3.136 1/04 10/23

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312B 30 year 5.0	5:37:10 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
2A1	30,600,880.20	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	5.25	118.00	250.0PSA	90:00

Senior Bond, 99.00 percent of deal

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.851	7.189	7.731	8.299	8.686
Avg Life	5.365	4.635	3.791	3.171	2.849
Duration	4.305	3.742	3.095	2.622	2.376
First Pay	1/04	1/04	1/04	1/04	1/04
Last Pay	10/13	10/13	10/13	10/13	10/13

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:53:20 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	125,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.342	7.159	8.518	9.653	10.292
Avg Life Duration First Pay Last Pay	16.424 9.517 1/04 10/30	7.500 5.299 1/04 1/22	3.768 3.074 1/04 7/12	2.671 2.275 1/04 4/09	2.300 1.983 1/04 5/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A2	30,000,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	100	PSA 250	PSA 400	PSA 500
90:00	6.371	7.287	8.746	9.915	10.574
Avg Life Duration First Pay Last Pay	15.721 9.264 1/04 10/29	6.828 4.963 1/04 11/19	3.473 2.873 1/04 5/11	2.503 2.146 1/04 10/08	2.165 1.877 1/04 12/07

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:53:20 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A3	1,500,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.371	7.287	8.746	9.915	10.574
Avg Life	15.721	6.828	3.473	2.503	2.165
Duration	9.264	4.963	2.873	2.146	1.877
First Pay	1/04	1/04	1/04	1/04	1/04
Last Pay	10/29	11/19	5/11	10/08	12/07

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A4	8,609,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Combined: COMB11 3AE

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.047	6.208	6.813	7.540	7.962
Avg Life	26.876	18.304	8.708	5.404	4.435
Duration	13.380	11.057	6.659	4.496	3.780
First Pay	10/29	11/19	5/11	10/08	12/07
Last Pay	4/31	6/23	6/13	9/09	8/08

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:53:20 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A5	11,829,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	PSA PSA 100 250	PSA 400	PSA 500
90:00	7.474	7.474 7.496	7.937	8.298
Avg Life	5.949	5.949 5.859	4.620	3.967
Duration	4.561	4.561 4.518	3.781	3.330
First Pay	1/04	1/04	1/04	1/04
Last Pay	10/14	10/14 9/13	3/10	12/08

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A6	3,806,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.483	6.483	6.657	7.251	7.650
Avg Life Duration First Pay Last Pay	12.125 8.508 10/14 4/17	12.125 8.508 10/14 4/17	10.028 7.424 9/13 4/14	6.352 5.162 3/10 6/10	5.109 4.284 12/08 3/09

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:53:20 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 5

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A8	2,281,500.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.196	6.372	6.574	6.720	6.815
Avg Life	20.195	15.211	11.559	9.798	8.922
Duration	11.124	9.298	7.843	7.055	6.623
First Pay	1/09	1/09	1/09	1/09	1/09
Last Pay	10/33	10/33	10/33	10/33	10/33

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312C 30 year 5.8	6:53:20 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 4

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A9	15,500,999.99	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	0.0000	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	5.746	5.795	6.046	6.515	7.007
Avg Life Duration First Pay Last Pay	28.636 23.070 4/31 11/33	24.099 20.756 6/23 11/33	15.047 13.674 4/14 11/33	9.019 8.340 6/10 11/33	6.193 5.939 3/09 11/11

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A7	20,533,500.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.2500	12/30/03	30 year	5.52	358.01	275.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.196	6.372	6.574	6.720	6.815
Avg Life Duration First Pay Last Pay	20.195 11.124 1/09 11/33	15.211 9.298 1/09 11/33	11.559 7.843 1/09 11/33	9.798 7.055 1/09 11/33	8.922 6.623 1/09 11/33

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312D 30 year 6.2	7:21:47 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
4A1	99,139,932.20	4.75000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.7500	12/30/03	30 year	5.28	178.55	250.0PSA	90:00

Senior Bond, 98.11 percent of deal

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.401	6.787	7.410	8.052	8.477
Avg Life	8.429	6.611	4.846	3.766	3.272
Duration	6.188	4.960	3.761	3.017	2.670
First Pay	1/04	1/04	1/04	1/04	1/04
Last Pay	12/18	12/18	12/18	12/18	12/18

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312G5 30 year 6.0	7:10:26 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A1	26,490,134.00	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	4.98	176.98	250.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.149	6.548	7.202	7.887	8.347
Avg Life Duration First Pay Last Pay	8.296 6.188 1/04 11/18	6.483 4.927 1/04 11/18	4.721 3.698 1/04 11/18	3.643 2.937 1/04 11/18	3.149 2.583 1/04 11/18

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
5A2	1,000,000.88	4.50000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	4.5000	12/30/03	30 year	4.98	176.98	250.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	6.149	6.548	7.202	7.887	8.347
Avg Life Duration First Pay Last Pay	8.296 6.188 1/04 11/18	6.483 4.927 1/04 11/18	4.721 3.698 1/04 11/18	3.643 2.937 1/04 11/18	3.149 2.583 1/04 11/18

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..

UBS		Cmoproj
Fixed Income Research	MAST0312F 30 year 5.0	7:22:37 pm December 22, 2003
cmoproj.614		Margarita Genis mgenis@rhino
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A1	96,299,651.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	12/30/03	30 year	5.50	356.47	250.0PSA	90:00

3 % extra sub

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	5.987	6.490	7.326	8.177	8.738
Avg Life	18.708	10.770	5.977	4.020	3.291
Duration	10.554	6.794	4.287	3.129	2.660
First Pay	1/04	1/04	1/04	1/04	1/04
Last Pay	11/33	11/33	11/33	10/33	9/33

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
6A2	3,000,000.00	5.00000	24	1.000000		-1.0000	-	-	-

Floor	Current Coupon	Settle Date	Deal	WAC	WAM	Pricing Speed	Duration @ Px
-	5.0000	12/30/03	30 year	5.50	356.47	250.0PSA	90:00

Price	PSA 0	PSA 100	PSA 250	PSA 400	PSA 500
90:00	5.924	6.100	6.303	6.449	6.526
Avg Life Duration First Pay Last Pay	20.091 11.366 1/09 11/33	15.167 9.470 1/09 11/33	11.545 7.964 1/09 11/33	9.792 7.150 1/09 10/33	9.072 6.787 1/09 9/33

UBS Securities LLC.  This material has been prepared by UBS AG or an affiliate thereof ("UBS").  It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report.  Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report.  United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons.  The information contained herein does not apply to, and should not be relied upon by, private customers.  Switzerland: Distributed by UBS AG to persons who are institutional investors only.  Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan.  South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA.  United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc.  All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate.  Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF.  A statement of its financial condition and a list of its directors and senior officers will be provided upon request.  Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only.  Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2003

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS..